UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2023

GOLD ROCK HOLDINGS, INC.

(Name of Small Business Issuer in its charter)

Nevada	000-51074	87-0434297
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2020 General Booth Blvd.
Suite 230
Virginia Beach, VA 23454

(Address of principal executive offices)

Registrant’s telephone number: (757) 306-6090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01- Other Events

Gold Rock Holdings, Inc. (the “Company”) announces that it has formed a wholly owned subsidiary under the laws of the State of Wyoming by the name of Loot 8, Inc. Loot 8, Inc. subsequently acquired certain intellectual property known as Loot8.  Loot8 is a Web3 Commerce and Content Management Engine Software. At its core, it harnesses the power of multiple public blockchains alongside the IPFS file system, with a user-friendly interface akin to Web2. Loot8 is engineered to cater to a variety of enterprise necessities including digital product passports, private communication channels, and loyalty programs, among others. Loot8 provides enterprises the capability to oversee and manage their content on IPFS nodes, leveraging AI to make the underlying content interactive as a way to enable small businesses and content creators to scale at a faster pace and to create differentiated experiences. This acquisition is part of GRHI management’s plan to change its business plan to more fully develop and utilize the Loot8 platform, focusing on AI and blockchain innovation in digital assets, the SocialFi revolution, and expanding into direct-to-business relationships.

Follow the development of the Company’s revised business plan by reviewing our management memos that will be posted at www.goldrockholdings.us.

Certain statements contained in this current report on Form 8-K are forward-looking statements and are based on future expectations, plans and prospects for the Company’s business and operations and involve a number of risks and uncertainties. The Company’s forward-looking statements in this report are made as of the date hereof and the Company disclaims any duties to supplement, update or revise such statements on a going forward basis whether as a result of subsequent developments, change or expectations or otherwise. In connection with the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995, the Company is identifying certain forward-looking information regarding, among other things, the Important factors that could cause further events or results to vary from those addressed in the forward-looking statements, including, without limitation, risks and uncertainties arising from the ability of the Company to successfully manage the acquisition of Loot 8; uncertainties relating to the ability to realize the expected benefits of the technology; unanticipated or unfavourable regulatory matters; general economic conditions in the region and industry in which the companies operate, and other risk factors as discussed in other the Company’s filings made from time to time with the United States Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2023	GOLD ROCK HOLDINGS, INC.

By /s/ Marcus Daley
CEO/Director